UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2004

INTERWOVEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11TH Avenue

Sunnyvale, CA 94089

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 774-2000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 29, 2004*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

Item 12. Results of Operations and Financial Condition

The press release includes pro forma operating results and a reconciliation of pro forma operating results to generally accepted accounting principles is provided in the schedules to the attached press release. Interwoven, Inc. (the “Company”) provides pro forma results as additional information to its consolidated results of operations. These pro forma measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Interwoven believes that the presentation of pro forma results provides useful information to management and investors regarding certain additional financial and business trends relating to its consolidated financial condition and results of operations. Readers of Interwoven’s consolidated financial statements are advised to review and consider carefully the financial information prepared in accordance with generally accepted accounting principles contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.

On January 29, 2004, the Company presented its consolidated financial results for the year ended December 31, 2003 in a conference call with shareholders, investors and analysts. The conference call was announced on January 5, 2004, and was available to the public through live teleconference and audio webcast and will continue to be available through audio replay or webcast replay. During this conference call, Interwoven, Inc. presented a slide in its webcast containing previously reported net loss per share over the current and the previous four quarters, on a basis of generally accepted accounting principles and on a pro forma basis. This information, along with a reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.

	Three Months Ended
(in thousands, except for per share amounts)	Dec. 31, 2002	Mar. 31, 2003	June 30, 2003	Sept. 30, 2003	Dec. 31, 2003
Net loss as reported	$(32,538)	$(9,100)	$(7,194)	$(18,840)	$(12,397)
Add back of certain charges:
Amortization of purchased technology	—	—	—	—	1,962
Amortization of stock-based compensation	595	514	493	475	866
Amortization of intangible assets	444	444	444	657	803
In-process research and development	—	—	599	—	4,575
Restructuring and excess facilities charges	28,441	1,066	1,311	13,324	3,112

Pro forma net loss	$(3,058)	$(7,076)	$(4,347)	$(4,384)	$(1,079)

Basic and diluted pro forma net loss per share	$(0.12)	$(0.28)	$(0.17)	$(0.17)	$(0.03)

Shares used in computing basic and diluted net loss per share	25,452	25,541	25,659	26,398	32,742

The information contained in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

January 29, 2004	By:	/s/ DAVID M. ALLEN
David M. Allen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated January 29, 2004.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.